UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 14, 2021 (May 12, 2021)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 3.01.    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in Item 5.02 is incorporated herein by reference.
Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 12, 2021, Ms. Manon Brouilette delivered notice of her intention to resign from the board of directors (the “Board”), the Audit Committee of the Board (the “Audit Committee”) and the Compensation Committee of the Board of Altice USA, Inc., (the “Company”) effective June 11, 2021. Ms. Brouilette’s planned resignation is not the result of a disagreement with the Company on any matter relating to its operations, policies or practices.
The Board is undertaking a process to identify and appoint a qualified successor director as promptly as reasonably practicable.
Ms. Brouilette is an independent director of the Company. To the extent the appointment of a new independent director takes place following Ms. Brouilette’s resignation on June 11, 2021, the number of independent directors serving on the Audit Committee will be reduced to two, rendering the Company noncompliant with Section 303A.07(a) of the New York Stock Exchange (“NYSE”) Company Listing Manual, which requires the audit committee of a listed company to have at least three independent directors.
On May 13, 2021, the Company advised the NYSE of Ms. Brouilette’s planned resignation, the Company’s potential non-compliance with Rule 303A.07(a) during the period between Ms. Brouilette’s resignation and the appointment of a new independent director, and the Board’s intention to identify and appoint a qualified independent director in a timely manner to remain in, or regain, compliance with the Rule 303A.07(a), as applicable. If the Company fails to have appointed a new independent director and have three independent members on the Audit Committee on the effective date of Ms. Brouilette’s resignation, the Company would expect to receive an official notice of noncompliance from the NYSE with the NYSE’s listing standards.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: May 14, 2021	By:	/s/ Michael E. Olsen
Michael E. Olsen
EVP, General Counsel and Secretary